Exhibit 10.1

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE 1933 ACT, THE STATE ACTS AND ANY OTHER APPLICABLE SECURITIES LAWS UNLESS THE COMPANY DETERMINES THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE 1933 ACT, THE STATE ACTS AND ANY OTHER APPLICABLE SECURITIES LAWS. IN REACHING ITS DETERMINATION, THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL WHICH IS SATISFACTORY TO THE COMPANY.

Pro-Pharmaceuticals, Inc.

SUBSCRIPTION AND SUITABILITY AGREEMENT

TO:	Pro-Pharmaceuticals, Inc.
7 Wells Avenue
Newton, Massachusetts 02459
Attention: Maureen Foley, Chief Operating Officer and Secretary

Dear Sir:

The undersigned (the “Subscriber”) hereby tenders his/her/its subscription to Pro-Pharmaceuticals, Inc., a Nevada corporation (the “Company”), on the terms and conditions herein-after set forth:

1. SUBSCRIPTION FOR SHARES

Subscriber hereby irrevocably subscribes for and agrees to purchase          shares (the “Shares”) of the Company’s Series C Super Dividend Convertible Preferred Stock, described in the Company’s Confidential Private Placement Memorandum, dated December 1, 2010 (the “PPM”), for a purchase price of $10,000.00 per Share, representing an aggregate purchase price of $        .

In agreeing to acquire the Shares as provided herein, Subscriber represents and acknowledges that Subscriber has been granted access to, and has had the opportunity to review, financial and other information relating to the Company and the terms and conditions of investment in the Shares, as well as such other information as Subscriber deems necessary or appropriate as a prudent and knowledgeable investor in evaluating the merits and risks of investment in the Shares. Subscriber acknowledges that (a) the issuance of the Shares and the shares of the Company’s common stock, $0.001 par value, into which the Shares may be converted or which may be issued to the Subscriber from time to time as a dividend with respect to the Shares (collectively, the “Underlying Common Shares”) are not and will not be registered under the 1933 Act, or any State Act, (b) such lack of registration of the Shares is in reliance upon exemptions from registration contained in those respective laws, and (c) the Company’s reliance upon such exemptions is based in part upon Subscriber’s representations, warranties, and agreements contained in this Subscription Agreement. Subscriber acknowledges that this Subscription Agreement constitutes a valid and binding agreement on the Subscriber but not on the Company until accepted, and that certificates for the Shares will be delivered to Subscriber promptly following such acceptance.

2. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

In order to induce the Company to accept this subscription, Subscriber makes the following representations and warranties:

(A) Subscriber represents that he/she/it is purchasing the Shares for his/her/its own account, with the intention of holding the Shares for investment, with no present intention of either (i) dividing, or allowing others to participate in, this investment or (ii) reselling or otherwise participating directly or indirectly in a distribution of, the Shares or any part thereof. Subscriber understands that the Shares have not been registered under the 1933 Act or under any State Acts in reliance on representations contained herein. Subscriber is not aware of the existence of any distribution or public offering or advertisement in connection with the offer and sale of the Company’s securities.

(B) Subscriber represents that his/her/its financial condition is such that he/she/it is not under any present necessity or constraint to dispose of the Shares to satisfy any existing or contemplated debt or undertaking. Subscriber further understands that he/she/it must bear the economic risk of investment in the Company for an indefinite period (i.e., at the time of the investment Subscriber has the ability to afford a complete loss).

(C) Subscriber acknowledges and agrees that he/she/it will not sell, transfer, or otherwise dispose of the Shares or of the Underlying Common Shares unless they are subsequently registered under the 1933 Act, or unless such sale, transfer, or other disposition would be in compliance with all applicable federal and state securities laws and regulations and Subscriber provides the Company with a legal opinion acceptable in form and substance to the Company and the Company’s legal counsel stating that such sale, transfer, or other disposition may be made without registration under the Act or under any applicable laws and regulations.

(D) Subscriber represents that he/she/it either personally or together with his/her/its offeree representative(s), possesses the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

(E) Subscriber acknowledges that he/she/it had the opportunity to review all documents filings and records pertaining to the Company which are publicly available and that Subscriber understands that all such documents, filings and records will continue to be made available to Subscriber for inspection upon reasonable notice, during reasonable business hours, at the principal place of business of the Company, prior to acceptance of this Subscription Agreement by the Company. Subscriber and his/her/its advisers have had a reasonable opportunity to ask questions of and receive answers from the officers of the Company, or a person or persons acting on their behalf, concerning the terms and conditions of this offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense by the officers of the Company. All such questions have been answered to the full satisfaction of Subscriber.

(F) Subscriber represents that his/her/its commitment to all speculative investments is reasonable in relation to his net worth.

(G) Subscriber understands that no federal or state agency or securities exchange has recommended or endorsed the purchase of the Shares or the Underlying Common Stock.

(H) Subscriber acknowledges that neither the Company, nor any person acting on its behalf, offered to sell the Shares by means of any form of public solicitation or advertising.

(I) Subscriber understands that the transferability of the Shares is subject to the restrictions set forth in paragraphs 2(A)-(C) above and that Subscriber may not be able to liquidate this investment in case of an emergency.

(J) Subscriber understands that adverse market, economic, or regulatory events may occur that could result in a partial or total loss of his/her/its investment in the Company. Other than as set forth in the Subscription Agreement and the PPM, Subscriber confirms that no representations or warranties have been made to Subscriber and that Subscriber has not relied upon any representation or warranty in making or confirming this subscription.

(K) Subscriber understands that there will be placed on the certificates for the Shares and, if appropriate, on the certificates representing the Underlying Common Stock, a legend substantially in conformance with the language in capital letters at the beginning of this Subscription Agreement.

(L) The information provided to the Company by the Subscriber in the Investor Questionnaire is true and correct as of the date hereof, and Subscriber agrees to advise the Company prior to its acceptance of this subscription of any material change in any such information. Subscriber agrees that the representations and warranties of Subscriber set forth in this Section 2 shall survive the acceptance of this subscription, in the event that such subscription is accepted.

(M) If Subscriber is an individual, he/she/it is a citizen of the United States and a resident of the state set forth on the signature page to this Subscription Agreement, and has no present intent of changing such state of residency. If Subscriber’s residence changes to a state other than the state indicated by Subscriber before Subscriber purchases the Shares, Subscriber covenants and agrees to properly notify the Company.

(N) When executed by Subscriber, this Subscription Agreement (including these representations and warranties) will constitute a valid and binding obligation of Subscriber, enforceable in accordance with its terms.

(O) Subscriber understands that the proceeds of this offering will be placed in an escrow account pending acceptance of the subscription and reaching the minimum amount of proceeds. Subscription funds received after the termination of the offering, or if rejected, will be promptly returned to Subscriber, without interest.

(P) Subscriber understands and agrees that the subscription set forth herein will not be binding upon the Company until the subscription is accepted by the Company, that acceptance of any or all subscriptions is within the sole discretion of the Company, and that the Company may choose to accept or reject any or all subscriptions, including this subscription, for any reason or no reason, in its sole discretion.

(Q) Subscriber further understands and acknowledges as follows:

i. The Shares are being (i) issued and sold without registration under any state or federal law relating to the registration of securities for sale and (ii) issued and sold in reliance on certain exemptions from registration under applicable state and federal laws.

ii. The Shares and the Underlying Common Shares cannot be offered for sale, sold, or transferred by the undersigned other than pursuant to (i) an effective registration under any applicable state securities law or in a transaction that is otherwise in compliance with such laws, (ii) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act, and (iii) evidence satisfactory to the Company of compliance with the applicable securities laws of all applicable jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws.

iii. Except as provided in paragraph 3(C) hereof, the Company will be under no obligation to register the Shares or the Underlying Common Shares or to comply with any exemption available for sale of the Shares without registration.

iv. The Company may, if it so desires, refuse to permit the transfer of the Shares or the Underlying Common Shares unless the request for the transfer is accompanied by an opinion of counsel acceptable to the Company to the effect that neither the sale nor the proposed transfer will result in any violation of the 1933 Act or the securities laws of any other jurisdiction. Further, the undersigned understands that it will be responsible for paying legal fees for securing the legal opinions required to effect any transfer or exchange of the Shares or the Underlying Common Shares.

3. REPRESENTATIONS AND COVENANTS OF THE COMPANY

The Company hereby makes the following representations and covenants:

(A) The Company is a corporation formed under the laws of the State of Nevada.

(B) All corporate action on the part of the Company and its officers, directors, and shareholders necessary for the authorization, execution, and delivery of and the performance of all obligations of the Company under this Subscription Agreement, and the authorization, issuance (or reservation for issuance), and delivery of the Shares has been taken or will be taken prior to the closing of this offering, and this Subscription Agreement constitutes (or will constitute upon execution by the Company) the valid and legally binding obligation of the Company enforceable in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (b) the effect of rules of law governing the availability of equitable remedies.

(C) The Company will exercise its commercially reasonable best efforts to make Rule 144 of the 1933 Act available with respect to the Shares and the Underlying Common Shares by continuing to satisfy, until all the Shares are converted and for at least ninety days thereafter, the reporting requirements necessary for the Company’s common stock to be quoted on the OTC Bulletin Board. In addition, Subscriber will be and is hereby granted the right to include his/her/its Underlying Common Stock, and thus register them for resale, in any registration statement filed by the Company with respect to shares of its Common Stock under the 1933 Act (other than on Forms S-4 and S-8 or their equivalent) during the two-year period beginning on the termination date of this offering. Consistent therewith, the Company will give Subscriber fifteen days written notice of its determination to file such registration statement and will include in such registration statement the Underlying Common Stock designated by Subscriber for inclusion, subject to pro rata cutback at underwriter’s discretion. This piggyback registration right will not be available with respect to any Underlying Common Stock then eligible for resale without limitation under Rule 144 under the 1933 Act.

4. INDEMNIFICATION

Subscriber hereby agrees to indemnify and hold harmless the Company and the directors, managers, members, officers, employees and agents of the Company from any and all loss, damage, liability or costs (including attorneys’ fees) due to, or arising out of, any breach of any representation or warranty of Subscriber contained in this Subscription Agreement.

5. GOVERNING LAW AND INTERPRETATION

This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Nevada, without regard to the principles of conflict of law. This Subscription Agreement constitutes the full and entire agreement and understanding of the parties to this Subscription Agreement with respect to the subjects hereof and supersedes all previous discussions and agreements, if any, of the parties hereto with respect to the subject matter of this Subscription Agreement. No party shall be liable for or bound in any other manner by any representations, warranties, covenants, or agreements except as specifically set forth in this Subscription Agreement.

6. NOTICES

The address of record for Subscriber maintained by the Company for all purposes of this Subscription Agreement and the Shares shall be that address set forth beneath Subscriber’s signature on this Subscription Agreement. Subscriber may change his/her/its address of record only by notifying the Company in the manner prescribed herein. Any notice under this Subscription Agreement or with respect to the Shares shall be in writing and shall be deemed to have been sufficiently given or served and effective for all purposes when presented personally or five days after deposit with the United States Postal Service, by registered or certified mail, postage pre-paid, addressed to the Company at its principal place of business and to Subscriber at the address of record maintained by the Company with respect to Subscriber. Any notice under this Subscription Agreement given by any other means (including expedited carrier, messenger service, ordinary mail or electronic mail) shall be deemed to have been duly given only if it is actually received by the intended recipient.

7. COUNTERPARTS

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile transmission of signatures shall be deemed originals.

8. MISCELLANEOUS

(A) Subscriber agrees not to transfer or assign this Subscription Agreement, or any of Subscriber’s interest herein, to any other person, and further agrees that the transfer or assignment of the Shares and underlying shares acquired pursuant hereto shall be made only in accordance with the Act and all applicable state securities laws.

(B) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by Subscriber, Subscriber does not hereby or in any other manner waive any rights granted to Subscriber under applicable federal or state securities laws.

(C) Within five days after the receipt of a written request from an officer of the Company, Subscriber agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and regulations to which the Company is subject.

(D) The representations and warranties of Subscriber set forth herein shall survive the sale of the Shares to Subscriber pursuant to this Subscription Agreement.

(E) Each party hereto shall execute and deliver such additional documents as may reasonably be necessary or desirable to consummate the transactions contemplated by this Subscription Agreement.

(F) Whenever possible, each provision of this Subscription Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Subscription Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Subscription Agreement.

(G) American Stock Transfer & Trust Company will act as escrow agent for the Company. For more information on the escrow arrangements, see “Conditions of the Offering—Escrow Arrangements” and “Release From Escrow” on page 19 of the PPM.

(H) Subscriber agrees that Subscriber may not cancel, terminate, or revoke this Subscription Agreement (except as otherwise specifically permitted under applicable state securities laws) and that this Subscription Agreement shall survive the death or dissolution of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and assigns.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Subscription and Suitability Agreement as of the date stated below, and hereby certifies that the foregoing information is true and complete.

Date:
(Print name of Subscriber)
No. of Shares subscribed for:
(Signature of Subscriber)*

Funds tendered: $
($10,000 per Share subscribed for)	(Print title of Subscriber, if applicable)

Date:
(Print name of Subscriber)

(Signature of Subscriber)*

(Print title of Subscriber, if applicable)

The Offering is scheduled to close on January 31, 2011, at 5:00 p.m. EST, or at a later or earlier date and time as may be determined by Pro-Pharmaceuticals, Inc. in its sole discretion.

Form of Ownership Information

Please PRINT or TYPE the exact name(s) in which the shares should be registered:

Print address:	Please indicate the form of ownership you
desire for the Shares to be issued:
Individual
Joint tenants with right of survivorship
Tenants in common
Trust
Name of Trust
Name of Trustee(s)

Print mailing address if different from above:	Date of Trust
Corporation
Partnership
LLC
Custodian
Other (specify):

Telephone number: ( )
E-mail address:

[Social Security Number or Taxpayer Identification Number and Withholding Information Follows]

*	When signing as attorney, trustee, administrator, or guardian, please give your full title as such. If a corporation or other business entity, please sign in full corporate name by president or other authorized officer. In case of joint tenants or tenants in common, each owner or joint owner must sign.

Under penalty of perjury, I certify that (A) the Social Security Number or Federal Taxpayer ID Number given below is correct and (B) the I am not subject to backup withholding. (INSTRUCTION: YOU MUST CROSS-OUT (B) IF YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN).

Date:	Name:	Social Security of Federal Taxpayer ID Number:	Signature*	(Title, if applicable)

Under penalty of perjury, I certify that (A) the Social Security Number or Federal Taxpayer ID Number given below is correct and (B) the I am not subject to backup withholding. (INSTRUCTION: YOU MUST CROSS-OUT (B) IF YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN).

Date:	Name:	Social Security of Federal Taxpayer ID Number:	Signature*	(Title, if applicable)

Under penalty of perjury, I certify that (A) the Social Security Number or Federal Taxpayer ID Number given below is correct and (B) the I am not subject to backup withholding. (INSTRUCTION: YOU MUST CROSS-OUT (B) IF YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN).

Date:	Name:	Social Security of Federal Taxpayer ID Number:	Signature*	(Title, if applicable)

Under penalty of perjury, I certify that (A) the Social Security Number or Federal Taxpayer ID Number given below is correct and (B) the I am not subject to backup withholding. (INSTRUCTION: YOU MUST CROSS-OUT (B) IF YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN).

Date:	Name:	Social Security of Federal Taxpayer ID Number:	Signature*	(Title, if applicable)

To be completed by Pro-Pharmaceuticals, Inc.:

ACCEPTED AS OF             , 201    , AS TO          SHARES.

PRO-PHARMACEUTICALS, INC.

By:

Signature:

Title:

*	When signing as attorney, trustee, administrator, or guardian, please give your full title as such. If a corporation or other business entity, please sign in full corporate name by president or other authorized officer. In case of joint tenants or tenants in common, each owner or joint owner must sign.